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[ARTHUR ANDERSEN LLP LOGO]
                              ARTHUR ANDERSEN LLP
                                                                    Exhibit 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 30, 1996 included or incorporated by reference in Crawford & Company's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.



/s/  ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 18, 1996